Dreyfus Select Managers Small Cap Growth Fund
Summary Prospectus September 28, 2018
Class Ticker A DSGAX C DSGCX I DSGIX Y DSGYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated September 28, 2018 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the Dreyfus Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 13 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.90	.90	.90	.90
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.39	.58	.09	.05
Total annual fund operating expenses	1.29	2.23	.99	.95
Fee waiver and/or expense reimbursement**	-	(.18)	-	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.29	2.05	.99	.95

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**The fund’s investment adviser, The Dreyfus Corporation, has contractually agreed, until September 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, C, I and Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98%, respectively. On or after September 30, 2019, The Dreyfus Corporation may terminate these expense limitations at any time.

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$699	$960	$1,242	$2,042
Class C	$308	$680	$1,178	$2,551
Class I	$101	$315	$547	$1,213
Class Y	$97	$303	$525	$1,166

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$699	$960	$1,242	$2,042
Class C	$208	$680	$1,178	$2,551
Class I	$101	$315	$547	$1,213
Class Y	$97	$303	$525	$1,166

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 95.50% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index, the fund’s benchmark index. The fund's portfolio is constructed so as to have a growth tilt. The fund may invest up to 15% of its net assets in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.).

The fund uses a "multi-manager" approach by selecting one or more subadvisers to manage the fund's assets. The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval. The fund's assets are currently allocated among six subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

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• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Multi-manager risk. Each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser. In addition, if one subadviser buys a security during a time frame when another subadviser sells it, the fund will incur transaction costs and the fund's net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio allocation manager, subject to The Dreyfus Corporation's supervision and approval, to allocate effectively the fund's assets among the subadvisers. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2013: 14.20% Worst Quarter Q3, 2011: -18.11%
The year-to-date total return of the fund's Class A shares as of June 30, 2018 was 11.82%.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the

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after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class Y shares, periods prior to the inception date reflect the performance of the fund's Class A shares, without reflecting any applicable sales charges for Class A shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same expenses.

Average Annual Total Returns (as of 12/31/17)
Class (Inception Date)	1 Year	5 Years	Since 7/1/10
Class A (7/1/10) returns before taxes	17.42%	11.50%	13.58%
Class A returns after taxes on distributions	15.58%	10.04%	12.58%
Class A returns after taxes on distributions and sale of fund shares	11.30%	8.89%	11.00%
Class C (7/1/10) returns before taxes	22.67%	11.98%	13.63%
Class I (7/1/10) returns before taxes	24.97%	13.17%	14.82%
Class Y (7/1/13) returns before taxes	25.02%	13.34%	14.82%
Russell 2000® Growth Index reflects no deductions for fees, expenses or taxes	22.17%	15.21%	15.69%
Portfolio Management

Investment Adviser and Portfolio Allocation Manager

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Dreyfus has engaged its affiliate, EACM Advisors LLC, to serve as the fund's portfolio allocation manager, responsible for evaluating and recommending subadvisers for the fund. The fund's assets are allocated among six subadvisers, who each provide portfolio managers for the fund.

Subadvisers

EAM Investors, LLC (EAM). Montie L. Weisenberger and Travis Prentice are the primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by EAM, positions they have held since November 2012 with respect to Mr. Weisenberger and February 2018 with respect to Mr. Prentice.

Geneva Capital Management LLC (GCM), formerly known as Henderson Geneva Capital Management. William A. Priebe, CFA, Amy S. Croen, CFA, José Muñoz, CFA and William Scott Priebe are the primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by GCM, positions they have held since the fund's inception (since July 10, 2017 with respect to Mr. Muñoz).

Granite Investment Partners, LLC (Granite). Jeffrey J. Hoo, CFA is the primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio managed by Granite, a position he has held since November 15, 2013.

Nicholas Investment Partners, L.P. (Nicholas). Catherine C. Nicholas is the primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio managed by Nicholas, a position she has held since July 2011.

Redwood Investments, LLC (Redwood). Jennifer K. Silver, CFA, Alexander Makkas, Michael J. Mufson, CFA, Valerie B. Klaiman, CFA, Anthony E. Sutton and Ezra S. Samet, CFA are the primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by Redwood, positions they have held since May 16, 2017 (since August 2018 with respect to Mr. Makkas).

Rice Hall James & Associates, LLC (RHJ). Louis M. Holtz, CFA and Yossi Lipsker, CFA are the primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by RHJ, positions they have held since November 15, 2013.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell

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shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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